Exhibit 10.33

Summaries of Oral Loan Agreements

Loans to Former Owners of PRC Yuhe

Cash advance to Mr. Gao Zhentao

PRC Yuhe advanced some cash to Mr. Gao Zhentao, who is a director and was a former owner of PRC Yuhe. The purpose of this cash advance to Mr. Gao Zhentao was to allow him to make payments for his business trips and other expenses. This cash advance to Mr. Gao Zhentao was unsecured, interest free, and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this cash advance to Mr. Gao Zhentao. On February 19, 2008, the cash advance was repaid to PRC Yuhe.

Cash advance to Mr. Gao Zhenbo

PRC Yuhe advanced some cash to Mr. Gao Zhenbo, who is a director of PRC Yuhe and was a former owner of Taihong. The purpose of this cash advance to Mr. Gao Zhenbo was to allow him to make payments for his business trips and other expenses. This cash advance to Mr. Gao Zhenbo was unsecured, interest free, and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this cash advance to Mr. Gao Zhenbo. On February 19, 2008, the cash advance was repaid to PRC Yuhe.

Cash advanced to Mr. Tan Yi

PRC Yuhe advanced some cash to Mr. Tan Yi, who is a director of PRC Yuhe. The purpose of this cash advance to Mr. Tan Yi was to allow him to make payments for his business trips and other expenses. This cash advanced to Mr. Tan Yi was unsecured, interest free, and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this cash advance to Mr. Tan Yi. On February 19, 2008, the cash advance was repaid to PRC Yuhe.

Loans to Companies in which Former Owner of PRC Yuhe Served as a Director

Loan to Hefeng Green Agriculture Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Hefeng Green Agriculture Co., Ltd, a company in which Mr. Gao Zhentao served as a director. This loan is unsecured, interest free and has no fixed date for repayment. There are no material covenants, conditions or restrictions attached to this loan. The management expects to receive the loan balance on demand in December 2009.

Loan to Shandong Yuhe Food Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Shandong Yuhe Food Co., Ltd, a company in which Mr. Gao Zhentao serves as a director. This loan is unsecured, interest free and has no fixed date for repayment. There are no material covenants, conditions or restrictions attached to this loan. The management expects to receive the loan balance on demand in December 2009.

Loan to Shandong Yuhe New Agriculture Academy of Sciences

PRC Yuhe entered into an oral loan agreement with Shandong Yuhe New Agriculture Academy of Sciences, a company in which Mr. Gao Zhentao served as a director. This loan is unsecured, interest free and has no fixed date for repayment. There are no material covenants, conditions or restrictions attached to this loan. The management expects to receive the loan balance on demand in December 2009.

Loan to Weifang Hexing Breeding Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director. This loan was unsecured, interest free and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this loan. The loan was repaid by March 31, 2008.

Loan to Weifang Jiaweike Food Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Weifang Jiaweike Food Co., Ltd., a company in which Mr. Gao Zhentao served as a director. This loan is unsecured, interest free and has no fixed date for repayment. There are no material covenants, conditions or restrictions attached to this loan. The purpose of this loan was to provide Weifang Jiaweike Food Co., Ltd. with finance for its working capital. The management expects to receive the loan balance on demand in December 2009.

Loans from Companies in which Former Owner of PRC Yuhe Served as a Director

Loan from Weifang Hexing Breeding Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director. This loan was unsecured, interest free and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this loan. The purpose of this loan was to provide PRC Yuhe with finance for its working capital. This loan was repaid on June 30, 2007.

Loan from Weifang Hexing Breeding Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director. This loan was unsecured, interest free and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this loan. The purpose of this loan was to provide PRC Yuhe with finance for its working capital. This loan was repaid on June 30, 2007.

Loan from Weifang Hexing Breeding Co., Ltd.

PRC Yuhe entered into an oral loan agreement with Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director. This loan was unsecured, interest free and had no fixed date for repayment. There were no material covenants, conditions or restrictions attached to this loan. The purpose of this loan was to provide PRC Yuhe with finance for its working capital. This loan was repaid on August 30, 2008.